SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 13, 2004

____________________________________________________

EPOD International Inc.
f/k/a Cyokonos Corporation
____________________________________________________
(Exact name of registrant as specified in its charter)

Nevada
____________________________________________________
(State or other jurisdiction of incorporation)

0-32327	91-1953719

(Commission File Number)	(IRS Employer Identification No.)

2223 Hayman Road, Kelowna, British Columbia, Canada	V1Z 1Z6

(Address of principal executive offices)	(Zip Code)

(250) 769-0130
____________________________________________________
(Registrant's telephone number, including area code)

Item 4.

CHANGE IN INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

(a)     Previous independent accountant

On July 13, 2004, EPOD International Inc., a Nevada corporation (the "Registrant"), dismissed Stark Winter Schenkein & Co., LLP as its independent certified public accountant. The audit report of Stark Winter Schenkein & Co., LLP on the financial statements of the Registrant as of and for each of the two preceding years did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for going concern qualifications.

The decision to dismiss Stark Winter Schenkein & Co., LLP was approved by the Board of Directors of the Registrant on July 5, 2004.

In connection with its audits for the two most recent fiscal years and through July 13, 2004, there have been no disagreements with Stark Winter Schenkein & Co., LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Stark Winter Schenkein & Co., LLP would have caused them to make reference to them in their report on the financial statements for those years.

During the two most recent fiscal years and through July 13, 2004, there have been no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

The Registrant has requested that Stark Winter Schenkein & Co., LLP furnish a letter stating whether or not it agrees with the above statements. A copy of this letter dated July 22, 2004 is filed as Exhibit 16.1 to this Form 8-K.

(b)     New independent accountant

The Registrant engaged Williams & Webster, P.S. as its new independent public accountants as of July 13, 2004. The decision to retain Williams & Webster, P.S. was approved by the Board of Directors of the Registrant on July 5, 2004.

During the two most recent fiscal years and through July 13, 2004, the Registrant has not consulted with Williams & Webster, P.S. regarding the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Registrant's financial statements, and in no case was a written report provided to the Registrant nor was oral advice provided that the Registrant concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

Item 7.

Financial Statements and Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

        Letter from Stark Winter Schenkein & Co., LLP dated July 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPOD International, Inc.

Date: July 22, 2004	By:	/s/ L. Mark Roseborough

L. Mark Roseborough,
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from Stark Winter Schenkein & Co., LLP dated July 22, 2004 regarding change in independent accountants